Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS SECOND-QUARTER FINANCIAL RESULTS
MENLO PARK, Calif., July 24, 2024 — Robert Half Inc. (NYSE symbol: RHI) today reported revenues and earnings for the second quarter ended June 30, 2024.
For the three months ended June 30, 2024, net income was $68 million, or $0.66 per share, on revenues of $1.473 billion. For the three months ended June 30, 2023, net income was $106 million, or $1.00 per share, on revenues of $1.639 billion.
For the six months ended June 30, 2024, net income was $132 million, or $1.27 per share, on revenues of $2.948 billion. For the six months ended June 30, 2023, net income was $228 million, or $2.14 per share, on revenues of $3.356 billion.
“Client and candidate caution continues to impact hiring activity and new project starts as macroeconomic and interest rate uncertainty persist. Second-quarter revenues and earnings were within our guidance range. Protiviti posted strong results, led by U.S. growth in revenues and segment income both on a sequential and year-on-year basis,” said M. Keith Waddell, president and chief executive officer at Robert Half. “We remain confident in our ability to navigate the current climate and optimistic about our growth prospects.
“We’d like to thank our employees across the globe, whose commitment to success made possible a number of new accolades. Robert Half again ranked No. 1 on Forbes’ list of America’s Best Professional Recruiting Firms, and our people-first culture was reflected in our selection as one of Fortune’s Best Workplaces for Millennials, Forbes’ Best Employers for Diversity, and — just yesterday — Forbes’ Best Employers for Women,” Waddell concluded.
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number is 888-394-8218 (+1-323-994-2093 outside the United States and Canada). The confirmation code to access the call is 9156621.
A recording of this call will be available for audio replay beginning at approximately 8 p.m. EDT on July 24 and ending after 12 months. To access the replay, visit https://webcasts.com/RobertHalfQ22024. The conference call also will be archived in audio format on the Company’s website at roberthalf.com.
Robert Half is the world’s first and largest specialized talent solutions and business consulting firm, connecting highly skilled job seekers with rewarding opportunities at great companies. We offer contract talent and permanent placement solutions in the fields of finance and accounting, technology, marketing and creative, legal, and administrative and customer support, and we also provide executive search services. Robert Half is the parent company of Protiviti®, a global consulting firm that delivers internal audit, risk, business and technology consulting solutions. In the past 12 months, Robert Half, including Protiviti, has been named Fortune® World’s Most Admired Companies™ and 100 Best Companies to Work For, and a Forbes Best Employer for Diversity.
Certain information contained in Management’s Discussion and Analysis and in other parts of this report may be deemed forward-looking statements regarding events and financial trends that may affect the future operating results or financial positions of Robert Half Inc. (the “Company”). Forward-looking statements are not guarantees or promises that goals or targets will be met. These statements may be identified by words such as “anticipate,” “potential,” “estimate,” “forecast,” “target,” “project,” “plan,” “intend,” “believe,” “expect,” “should,” “could,” “would,” “may,” “might,” “will,” or variations or negatives thereof or by similar or comparable words or phrases. In addition, historical, current, and forward-looking information about the Company’s environmental, social, and governance and compliance programs, including targets or goals, may not be considered material for the Securities and Exchange Commission (“SEC”) or other mandatory reporting purposes and may be based on standards for measuring progress that are still developing, on internal controls, diligence, or processes that are evolving, on representations reviewed or provided by third parties, and on assumptions that are subject to change in the future. Forward-looking statements are estimates only, based on management’s current expectations, currently available information and current strategy, plans, or forecasts, and involve certain known and unknown risks, uncertainties, and assumptions that are difficult to predict and often beyond our control and are inherently uncertain. Forward-looking statements are subject to risks and uncertainties that could cause actual results, outcomes, or the timing of these results or outcomes, to differ materially from those expressed or implied in the statements.
These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of United States of America (“U.S.”) or international tax regulations; the global financial and economic situation; changes in levels of unemployment and other economic conditions in the U.S. or foreign countries where the Company does business, or in particular regions or industries; reduction in the supply of candidates for contract employment or the Company’s ability to attract candidates; the development, proliferation and adoption of artificial intelligence (“AI”) by the Company and the third parties it serves; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the Company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the Company’s services, on the Company’s ability to maintain its margins; the possibility of the Company incurring liability for its activities, including the activities of its engagement professionals, or for events impacting its engagement professionals on clients’ premises; the possibility that adverse publicity could impact the Company’s ability to attract and retain clients and candidates; the success of the Company in attracting, training, and retaining qualified management personnel and other staff employees; the Company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the Company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the Company’s SEC filings; the impact of extreme weather conditions on the Company and its candidates and clients, the ability of the Company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the Company will incur as a result of health care or other reform legislation may adversely affect the Company’s profit margins or the demand for the Company’s services; the possibility that the Company’s computer and communications hardware and software systems could be damaged or their service interrupted or the Company could experience a cybersecurity breach; and the possibility that the Company may fail to maintain adequate financial and management controls, and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for broad based consulting, regulatory compliance, technology services, public sector or other high demand advisory services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
A summary of additional risks and uncertainties can be found in the Annual Report on Form 10-K for the year ended December 31, 2023, and in the Company's other filings with the U.S. Securities and Exchange Commission.
Because long-term contracts are not a significant part of the Company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The Company undertakes no obligation to update information contained in this release, whether as a result of new information, future events, or otherwise, and notwithstanding any historical practice of doing so.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(Unaudited)		(Unaudited)

Service revenues	$1,472,524	$1,639,478	$2,948,461	$3,355,813
Costs of services	895,845	979,309	1,808,985	2,005,912

Gross margin	576,679	660,169	1,139,476	1,349,901

Selling, general and administrative expenses	500,832	541,904	1,022,427	1,094,133
Income from investments held in employee deferred compensation trusts (which is completely offset by related costs and expenses)	(15,733)	(28,347)	(59,109)	(55,638)
Amortization of intangible assets	304	721	608	1,442
Interest income, net	(5,186)	(5,320)	(11,599)	(10,145)
Income before income taxes	96,462	151,211	187,149	320,109
Provision for income taxes	28,306	44,919	55,292	91,812

Net income	$68,156	$106,292	$131,857	$228,297

Diluted net income per share	$0.66	$1.00	$1.27	$2.14

Weighted average shares:
Basic	103,151	106,102	103,469	106,260
Diluted	103,328	106,422	103,864	106,775

ROBERT HALF INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(Unaudited)		(Unaudited)
SERVICE REVENUES INFORMATION
Contract talent solutions
Finance and accounting	$623,120	$721,391	$1,265,090	$1,499,224
Administrative and customer support	190,344	211,023	390,276	430,373
Technology	157,899	181,776	315,869	375,858
Elimination of intersegment revenues (1)	(116,466)	(114,807)	(229,280)	(240,598)
Total contract talent solutions	854,897	999,383	1,741,955	2,064,857
Permanent placement talent solutions	131,063	149,254	255,830	305,991
Protiviti	486,564	490,841	950,676	984,965
Total service revenues	$1,472,524	$1,639,478	$2,948,461	$3,355,813
(1) Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to the Company’s Protiviti segment in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line.

	Three Months Ended June 30,				Six Months Ended June 30,
	2024		2023		2024		2023
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
	(Unaudited)				(Unaudited)
BUSINESS SEGMENT INCOME INFORMATION:
Contract talent solutions	$38,146	4.5%	$81,316	8.1%	$88,264	5.1%	$183,462	8.9%
Permanent placement talent solutions	$16,148	12.3%	$21,730	14.6%	$28,003	10.9%	$45,557	14.9%
Protiviti	$37,286	7.7%	$43,566	8.9%	$59,891	6.3%	$82,387	8.4%

	June 30,
	2024	2023
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$547,370	$722,763
Accounts receivable, net	$893,467	$974,008
Total assets	$2,937,749	$3,067,641
Total current liabilities	$1,263,264	$1,276,571
Total stockholders’ equity	$1,480,155	$1,625,271

	Six Months Ended June 30,
	2024	2023
	(Unaudited)
SELECTED CASH FLOW INFORMATION:
Depreciation	$25,520	$25,229
Capitalized cloud computing implementation costs	$15,557	$20,184
Capital expenditures	$24,174	$19,093
Open market repurchases of common stock (shares)	1,660	1,137

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the SEC. To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with the following non-GAAP measures: adjusted gross margin; adjusted selling, general and administrative expenses; combined segment income; and as adjusted revenue growth rates.
The following measures: adjusted gross margin and adjusted selling, general and administrative expenses, include gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. The Company provides these measures because they are used by management to review its operational results.
Combined segment income is income before income taxes, adjusted for interest income and amortization of intangible assets. The Company provides combined segment income because it is how management evaluates performance.
As adjusted revenue growth rates represent year-over-year revenue growth rates after removing the impacts on reported revenues from the changes in the number of billing days and foreign currency exchange rates. The Company provides this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The impacts from the changes in billing days and foreign currency exchange rates are calculated as follows:
•Billing days impact is calculated by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all functional specializations and segments.
•Foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED GROSS MARGIN (UNAUDITED):
(in thousands)

	Three Months Ended June 30,				Relationships				Six Months Ended June 30,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
Gross Margin
Contract talent solutions	$336,161	$398,636	$336,161	$398,636	39.3%	39.9%	39.3%	39.9%	$686,731	$822,261	$686,731	$822,261	39.4%	39.8%	39.4%	39.8%
Permanent placement talent solutions	130,801	148,975	130,801	148,975	99.8%	99.8%	99.8%	99.8%	255,349	305,370	255,349	305,370	99.8%	99.8%	99.8%	99.8%
Total talent solutions	466,962	547,611	466,962	547,611	47.4%	47.7%	47.4%	47.7%	942,080	1,127,631	942,080	1,127,631	47.2%	47.6%	47.2%	47.6%
Protiviti	109,717	112,558	112,947	117,882	22.5%	22.9%	23.2%	24.0%	197,396	222,270	208,983	232,366	20.8%	22.6%	22.0%	23.6%
Total	$576,679	$660,169	$579,909	$665,493	39.2%	40.3%	39.4%	40.6%	$1,139,476	$1,349,901	$1,151,063	$1,359,997	38.6%	40.2%	39.0%	40.5%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the three months ended June 30, 2024 and 2023:

	Three Months Ended June 30, 2024										Three Months Ended June 30, 2023
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$336,161	39.3%	$130,801	99.8%	$466,962	47.4%	$109,717	22.5%	$576,679	39.2%	$398,636	39.9%	$148,975	99.8%	$547,611	47.7%	$112,558	22.9%	$660,169	40.3%
Adjustments (1)	—	—	—	—	—	—	3,230	0.7%	3,230	0.2%	—	—	—	—	—	—	5,324	1.1%	5,324	0.3%
As Adjusted	$336,161	39.3%	$130,801	99.8%	$466,962	47.4%	$112,947	23.2%	$579,909	39.4%	$398,636	39.9%	$148,975	99.8%	$547,611	47.7%	$117,882	24.0%	$665,493	40.6%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the six months ended June 30, 2024 and 2023:

	Six Months Ended June 30, 2024										Six Months Ended June 30, 2023
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$686,731	39.4%	$255,349	99.8%	$942,080	47.2%	$197,396	20.8%	$1,139,476	38.6%	$822,261	39.8%	$305,370	99.8%	$1,127,631	47.6%	$222,270	22.6%	$1,349,901	40.2%
Adjustments (1)	—	—	—	—	—	—	11,587	1.2%	11,587	0.4%	—	—	—	—	—	—	10,096	1.0%	10,096	0.3%
As Adjusted	$686,731	39.4%	$255,349	99.8%	$942,080	47.2%	$208,983	22.0%	$1,151,063	39.0%	$822,261	39.8%	$305,370	99.8%	$1,127,631	47.6%	$232,366	23.6%	$1,359,997	40.5%
(1)Changes in the Company’s employee deferred compensation plan obligations related to Protiviti operations are included in costs of services, while the related investment income is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment income from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (UNAUDITED):
(in thousands)

	Three Months Ended June 30,				Relationships				Six Months Ended June 30,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
Selling, General and Administrative Expenses
Contract talent solutions	$308,886	$337,742	$298,015	$317,320	36.1%	33.8%	34.9%	31.8%	$640,474	$679,464	$598,467	$638,799	36.8%	32.9%	34.4%	30.9%
Permanent placement talent solutions	116,285	129,846	114,653	127,245	88.7%	87.0%	87.5%	85.3%	232,861	264,690	227,346	259,813	91.0%	86.5%	88.9%	84.9%
Total talent solutions	425,171	467,588	412,668	444,565	43.1%	40.7%	41.9%	38.7%	873,335	944,154	825,813	898,612	43.7%	39.8%	41.3%	37.9%
Protiviti	75,661	74,316	75,661	74,316	15.6%	15.1%	15.6%	15.1%	149,092	149,979	149,092	149,979	15.7%	15.2%	15.7%	15.2%
Total	$500,832	$541,904	$488,329	$518,881	34.0%	33.1%	33.2%	31.6%	$1,022,427	$1,094,133	$974,905	$1,048,591	34.7%	32.6%	33.1%	31.2%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the three months ended June 30, 2024 and 2023:

	Three Months Ended June 30, 2024										Three Months Ended June 30, 2023
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$308,886	36.1%	$116,285	88.7%	$425,171	43.1%	$75,661	15.6%	$500,832	34.0%	$337,742	33.8%	$129,846	87.0%	$467,588	40.7%	$74,316	15.1%	$541,904	33.1%
Adjustments (1)	(10,871)	(1.2%)	(1,632)	(1.2%)	(12,503)	(1.2%)	—	—	(12,503)	(0.8%)	(20,422)	(2.0%)	(2,601)	(1.7%)	(23,023)	(2.0%)	—	—	(23,023)	(1.5%)
As Adjusted	$298,015	34.9%	$114,653	87.5%	$412,668	41.9%	$75,661	15.6%	$488,329	33.2%	$317,320	31.8%	$127,245	85.3%	$444,565	38.7%	$74,316	15.1%	$518,881	31.6%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the six months ended June 30, 2024 and 2023:

	Six Months Ended June 30, 2024										Six Months Ended June 30, 2023
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$640,474	36.8%	$232,861	91.0%	$873,335	43.7%	$149,092	15.7%	$1,022,427	34.7%	$679,464	32.9%	$264,690	86.5%	$944,154	39.8%	$149,979	15.2%	$1,094,133	32.6%
Adjustments (1)	(42,007)	(2.4%)	(5,515)	(2.1%)	(47,522)	(2.4)%	—	—	(47,522)	(1.6%)	(40,665)	(2.0%)	(4,877)	(1.6%)	(45,542)	(1.9%)	—	—	(45,542)	(1.4%)
As Adjusted	$598,467	34.4%	$227,346	88.9%	$825,813	41.3%	$149,092	15.7%	$974,905	33.1%	$638,799	30.9%	$259,813	84.9%	$898,612	37.9%	$149,979	15.2%	$1,048,591	31.2%
(1)Changes in the Company’s employee deferred compensation plan obligations related to talent solutions operations are included in selling, general and administrative expenses, while the related investment income is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment income from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
COMBINED SEGMENT INCOME (UNAUDITED):
(in thousands)

The following tables provide reconciliations of the non-GAAP combined segment income to reported income before income taxes for the three and six months ended June 30, 2024 and 2023:

	Three Months Ended June 30,				Six Months Ended June 30,
	2024		2023		2024		2023
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Income before income taxes	$96,462	6.6%	$151,211	9.2%	$187,149	6.3%	$320,109	9.5%
Interest income, net	(5,186)	(0.4%)	(5,320)	(0.3%)	(11,599)	(0.3%)	(10,145)	(0.2%)
Amortization of intangible assets	304	0.0%	721	0.0%	608	0.0%	1,442	0.0%
Combined segment income	$91,580	6.2%	$146,612	8.9%	$176,158	6.0%	$311,406	9.3%

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2023				2024		2023				2024
	Q1	Q2	Q3	Q4	Q1	Q2	Q1	Q2	Q3	Q4	Q1	Q2
Global
Finance and accounting	-3.0	-11.0	-16.0	-17.2	-17.5	-13.6	-3.1	-10.8	-15.2	-17.8	-17.0	-13.5
Administrative and customer support	-23.0	-23.0	-21.5	-18.7	-8.9	-9.8	-23.2	-23.0	-21.2	-19.4	-8.3	-9.8
Technology	-9.0	-16.7	-21.3	-21.7	-18.6	-13.1	-9.3	-16.2	-20.0	-21.8	-17.8	-13.1
Elimination of intersegment revenues (1)	-12.8	-16.5	-24.2	-26.6	-10.3	1.4	-12.7	-16.5	-23.8	-27.2	-9.9	1.3
Total contract talent solutions	-7.8	-14.3	-17.3	-17.2	-16.7	-14.5	-8.0	-14.0	-16.4	-17.7	-16.2	-14.4
Permanent placement talent solutions	-16.1	-25.4	-23.3	-22.0	-20.4	-12.2	-15.8	-25.0	-22.5	-22.6	-19.8	-12.0
Total talent solutions	-9.0	-15.9	-18.1	-17.8	-17.2	-14.2	-9.1	-15.6	-17.3	-18.3	-16.7	-14.0
Protiviti	4.6	-1.2	-6.0	-7.1	-6.1	-0.9	4.4	-1.0	-4.9	-7.5	-5.4	-0.9
Total	-5.4	-12.0	-14.7	-14.7	-14.0	-10.2	-5.6	-11.7	-13.8	-15.2	-13.4	-10.1

United States
Contract talent solutions	-8.6	-16.0	-20.7	-20.5	-19.1	-15.7	-9.9	-15.9	-19.2	-20.3	-18.6	-15.8
Permanent placement talent solutions	-16.9	-26.2	-26.9	-22.6	-19.3	-11.5	-18.1	-26.1	-25.5	-22.5	-18.7	-11.7
Total talent solutions	-9.7	-17.4	-21.5	-20.7	-19.1	-15.2	-11.0	-17.2	-20.0	-20.6	-18.6	-15.3
Protiviti	7.5	-2.4	-7.4	-7.3	-4.8	3.3	5.9	-2.3	-5.6	-7.2	-4.2	3.1
Total	-5.2	-13.3	-17.5	-16.8	-14.9	-9.6	-6.6	-13.2	-15.9	-16.7	-14.3	-9.7

International
Contract talent solutions	-4.7	-7.6	-3.1	-4.4	-8.4	-10.0	-1.2	-6.2	-4.9	-7.5	-7.5	-9.4
Permanent placement talent solutions	-14.0	-23.4	-13.0	-20.6	-23.2	-13.8	-10.5	-21.9	-14.2	-22.8	-22.1	-13.0
Total talent solutions	-6.4	-10.6	-4.8	-7.2	-10.8	-10.7	-2.9	-9.2	-6.6	-10.1	-9.9	-10.0
Protiviti	-5.7	3.3	0.3	-6.1	-11.3	-16.2	-1.5	4.2	-1.5	-8.9	-10.1	-15.9
Total	-6.2	-7.0	-3.5	-6.9	-10.9	-12.2	-2.5	-5.8	-5.3	-9.8	-10.0	-11.6
(1)Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line item.
The non-GAAP financial measures included in the table above adjust for the following items:
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates the billing day impact by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all functional specializations and segments.
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. The foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The term “As Adjusted” means that the impact of different billing days and constant currency fluctuations are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein, on Pages 10-12.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Finance and accounting
As Reported	-3.0	-11.0	-16.0	-17.2	-17.5	-13.6
Billing Days Impact	-1.3	0.1	1.6	0.1	0.7	-0.3
Currency Impact	1.2	0.1	-0.8	-0.7	-0.2	0.4
As Adjusted	-3.1	-10.8	-15.2	-17.8	-17.0	-13.5

Administrative and customer support
As Reported	-23.0	-23.0	-21.5	-18.7	-8.9	-9.8
Billing Days Impact	-1.1	0.1	1.4	0.2	0.8	-0.3
Currency Impact	0.9	-0.1	-1.1	-0.9	-0.2	0.3
As Adjusted	-23.2	-23.0	-21.2	-19.4	-8.3	-9.8

Technology
As Reported	-9.0	-16.7	-21.3	-21.7	-18.6	-13.1
Billing Days Impact	-1.3	0.1	1.5	0.1	0.7	-0.3
Currency Impact	1.0	0.4	-0.2	-0.2	0.1	0.3
As Adjusted	-9.3	-16.2	-20.0	-21.8	-17.8	-13.1

Elimination of intersegment revenues
As Reported	-12.8	-16.5	-24.2	-26.6	-10.3	1.4
Billing Days Impact	-1.3	0.1	1.4	0.1	0.7	-0.3
Currency Impact	1.4	-0.1	-1.0	-0.7	-0.3	0.2
As Adjusted	-12.7	-16.5	-23.8	-27.2	-9.9	1.3

Total contract talent solutions
As Reported	-7.8	-14.3	-17.3	-17.2	-16.7	-14.5
Billing Days Impact	-1.3	0.1	1.6	0.2	0.6	-0.3
Currency Impact	1.1	0.2	-0.7	-0.7	-0.1	0.4
As Adjusted	-8.0	-14.0	-16.4	-17.7	-16.2	-14.4

Permanent placement talent solutions
As Reported	-16.1	-25.4	-23.3	-22.0	-20.4	-12.2
Billing Days Impact	-1.1	0.1	1.5	0.1	0.7	-0.3
Currency Impact	1.4	0.3	-0.7	-0.7	-0.1	0.5
As Adjusted	-15.8	-25.0	-22.5	-22.6	-19.8	-12.0

Total talent solutions
As Reported	-9.0	-15.9	-18.1	-17.8	-17.2	-14.2
Billing Days Impact	-1.2	0.1	1.5	0.2	0.6	-0.2
Currency Impact	1.1	0.2	-0.7	-0.7	-0.1	0.4
As Adjusted	-9.1	-15.6	-17.3	-18.3	-16.7	-14.0

Protiviti
As Reported	4.6	-1.2	-6.0	-7.1	-6.1	-0.9
Billing Days Impact	-1.5	0.2	1.8	0.2	0.7	-0.3
Currency Impact	1.3	0.0	-0.7	-0.6	0.0	0.3
As Adjusted	4.4	-1.0	-4.9	-7.5	-5.4	-0.9

Total
As Reported	-5.4	-12.0	-14.7	-14.7	-14.0	-10.2
Billing Days Impact	-1.4	0.2	1.6	0.1	0.7	-0.3
Currency Impact	1.2	0.1	-0.7	-0.6	-0.1	0.4
As Adjusted	-5.6	-11.7	-13.8	-15.2	-13.4	-10.1

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Contract talent solutions
As Reported	-8.6	-16.0	-20.7	-20.5	-19.1	-15.7
Billing Days Impact	-1.3	0.1	1.5	0.2	0.5	-0.1
Currency Impact	―	―	―	―	―	―
As Adjusted	-9.9	-15.9	-19.2	-20.3	-18.6	-15.8

Permanent placement talent solutions
As Reported	-16.9	-26.2	-26.9	-22.6	-19.3	-11.5
Billing Days Impact	-1.2	0.1	1.4	0.1	0.6	-0.2
Currency Impact	―	―	―	―	―	―
As Adjusted	-18.1	-26.1	-25.5	-22.5	-18.7	-11.7

Total talent solutions
As Reported	-9.7	-17.4	-21.5	-20.7	-19.1	-15.2
Billing Days Impact	-1.3	0.2	1.5	0.1	0.5	-0.1
Currency Impact	―	―	―	―	―	―
As Adjusted	-11.0	-17.2	-20.0	-20.6	-18.6	-15.3

Protiviti
As Reported	7.5	-2.4	-7.4	-7.3	-4.8	3.3
Billing Days Impact	-1.6	0.1	1.8	0.1	0.6	-0.2
Currency Impact	―	―	―	―	―	―
As Adjusted	5.9	-2.3	-5.6	-7.2	-4.2	3.1

Total
As Reported	-5.2	-13.3	-17.5	-16.8	-14.9	-9.6
Billing Days Impact	-1.4	0.1	1.6	0.1	0.6	-0.1
Currency Impact	―	―	―	―	―	―
As Adjusted	-6.6	-13.2	-15.9	-16.7	-14.3	-9.7

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Contract talent solutions
As Reported	-4.7	-7.6	-3.1	-4.4	-8.4	-10.0
Billing Days Impact	-1.7	0.6	1.8	0.1	1.5	-1.1
Currency Impact	5.2	0.8	-3.6	-3.2	-0.6	1.7
As Adjusted	-1.2	-6.2	-4.9	-7.5	-7.5	-9.4

Permanent placement talent solutions
As Reported	-14.0	-23.4	-13.0	-20.6	-23.2	-13.8
Billing Days Impact	-1.6	0.5	1.6	0.1	1.3	-1.0
Currency Impact	5.1	1.0	-2.8	-2.3	-0.2	1.8
As Adjusted	-10.5	-21.9	-14.2	-22.8	-22.1	-13.0

Total talent solutions
As Reported	-6.4	-10.6	-4.8	-7.2	-10.8	-10.7
Billing Days Impact	-1.7	0.6	1.7	0.2	1.4	-1.0
Currency Impact	5.2	0.8	-3.5	-3.1	-0.5	1.7
As Adjusted	-2.9	-9.2	-6.6	-10.1	-9.9	-10.0

Protiviti
As Reported	-5.7	3.3	0.3	-6.1	-11.3	-16.2
Billing Days Impact	-1.7	0.7	1.8	0.2	1.4	-1.0
Currency Impact	5.9	0.2	-3.6	-3.0	-0.2	1.3
As Adjusted	-1.5	4.2	-1.5	-8.9	-10.1	-15.9

Total
As Reported	-6.2	-7.0	-3.5	-6.9	-10.9	-12.2
Billing Days Impact	-1.7	0.5	1.7	0.1	1.3	-1.0
Currency Impact	5.4	0.7	-3.5	-3.0	-0.4	1.6
As Adjusted	-2.5	-5.8	-5.3	-9.8	-10.0	-11.6